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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the incorporation by reference in this Annual Report (Form 10-K) of Medarex, Inc. of our report dated February 27, 2009, with respect to the consolidated financial statement of Medarex, Inc., included in the 2008 Annual Report to Shareholders of Medarex, Inc. We consent to the incorporation by reference in the following Registration Statements:

  (1)
  Registration Statement (Form S-8 No. 33-71346) pertaining to the Amended and Restated 1991 Stock Option Plan Medarex, Inc.,

  (2)
  Registration Statement (Form S-8 No. 33-71350) pertaining to the 1992 Stock Option Plan of Medarex, Inc.,

  (3)
  Registration Statement (Form S-8 No. 33-80213) pertaining to the 1994 Stock Option Plan of Medarex, Inc.,

  (4)
  Registration Statement (Form S-8 No. 33-80215) pertaining to the 1995 Stock Option Plan of Medarex, Inc.,

  (5)
  Registration Statement (Form S-8 No. 333-16349) pertaining to the 1996 Stock Option Plan of Medarex, Inc.,

  (6)
  Registration Statement (Form S-8 No. 333-28971) pertaining to the Houston Biotechnology Incorporated Replacement Stock Option Plan, the Houston Biotechnology Incorporated 1994A Stock Option Plan, and the Houston Biotechnology Incorporated 1992 Subordinated Stock Option Plan of Medarex, Inc.,

  (7)
  Registration Statement (Form S-8 No. 333-86117) pertaining to the 1997 Stock Option Plan of Medarex, Inc.,

  (8)
  Registration Statement (Form S-8 No. 333-86119) pertaining to the 1999 Stock Option Plan of Medarex, Inc.,

  (9)
  Registration Statement (Form S-8 No. 333-39084) pertaining to the 2000 Stock Option Plan of Medarex, Inc.,

  (10)
  Registration Statement (Form S-8 No. 333-55222) pertaining to the 2000 Non-Director/Officer Employee Stock Option Plan Medarex, Inc.,

  (11)
  Registration Statement (Form S-8 No. 333-55224) pertaining to the 2001 Non-Director/Officer Employee Stock Option Plan of Medarex, Inc.,

  (12)
  Registration Statement (Form S-8 No. 333-72154) pertaining to the 2001 Stock Option Plan of Medarex, Inc.,

  (13)
  Registration Statement (Form S-8 No. 333-101698) pertaining to the 2002 New Employee Stock Option Plan of Medarex, Inc.,

  (14)
  Registration Statement (Form S-8 No. 333-91394) pertaining to the 2002 Employee Stock Purchase Plan of Medarex, Inc.,

  (15)
  Registration Statement (Form S-8 No. 333-91392) pertaining to the 2001 Stock Option Plan of Medarex, Inc.,

  (16)
  Registration Statement (Form S-8 No. 333-108294) pertaining to the 2001 Stock Option Plan of Medarex, Inc.,

  (17)
  Registration Statement (Form S-8 No. 333-121387) pertaining to the 2004 New Employee Stock Option Plan of Medarex, Inc.,

  (18)
  Registration Statement (Form S-8 No. 333-121388) pertaining to the 2002 Employee Stock Purchase Plan of Medarex, Inc.,

  (19)
  Registration Statement (Form S-8 No. 333-125444) pertaining to the 2005 Equity Incentive Plan of Medarex Inc., and

  (20)
  Registration Statement (Form S-8 No. 333-147209) pertaining to the 2005 Equity Incentive Plan of Medarex, Inc,

  (21)
  Registration Statement (Form S-8 No. 333-152879) pertaining to the 2005 Equity Incentive Plan of Medarex, Inc.;

of our reports dated February 27, 2009 with respect to the consolidated financial statements of Medarex, Inc., and the effectiveness of internal control over financial reporting of Medarex, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2008.

                      /s/ ERNST & YOUNG LLP

MetroPark, New Jersey
February 27, 2009

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm